SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                               April 21, 2005
                              -----------------
                               Date of Report
                     (Date of earliest event reported)


                          Cardiff International, Inc.
                          ---------------------------
           (Exact name of registrant as specified in its charter)



  Colorado                        33-12346-D                     84-1044583
  --------                         -------                       ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                          4685 Highland Drive, #202
                            Salt Lake, Utah 84117
                            ---------------------
                   (Address of Principal Executive Offices)

                               (801) 278-9424
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01   Regulation F D Disclosure.
            --------------------------

          See the Press Release attached hereto and incorporated herein by reference as Exhibit 99.1. See Item 9.01.

Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

         (c) Exhibits.

Description of Exhibit                          Exhibit Number
----------------------                          --------------

Press Release dated April 21, 2005                99.1

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CARDIFF INTERNATIONAL, INC.

Dated: 4/21/05                            /s/ Charles Calello
       --------                           --------------------------
                                              Charles Calello
                                              President and
                                              Director